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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 12, 2003

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                 1-9924                             52-1568099
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(State or other          (Commission                         (IRS Employer
 jurisdiction of         File Number)                      Identification No.)
 incorporation)

                    399 Park Avenue, New York, New York             10043
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               (Address of principal executive offices)          (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibits:

Exhibit No.                              Description
-----------                              -----------

   1.01           Terms Agreement, dated May 12, 2003, among the
                  Company and the underwriters named therein, relating to the offer and sale of the Company's Floating Rate Notes due May 19, 2005.

   4.01           Form of Note for the Company's Floating Rate Notes due
                  May 19, 2005.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2003                       CITIGROUP INC.

                                                  By: /s/ Charles E. Wainhouse
                                                     ---------------------------
                                                          Charles E. Wainhouse
                                                          Assistant Treasurer

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